KATY INDUSTRIES, INC.

                          FOURTH AMENDMENT AND CONSENT
                               TO CREDIT AGREEMENT

            This FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment") is dated as of October 31, 2002 and entered into by and among KATY INDUSTRIES, INC., a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly Bankers Trust Company), as agent for Lenders (in such capacity, "Agent"), and for purposes of Section 6 hereof, the Credit Support Parties (as defined in Section 6 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 28, 2001, by and among Company, Lenders and Agent, as amended by that certain First Amendment thereto dated as of September 27, 2001, that certain Second Amendment thereto dated as of November 26, 2001 and that certain Third Amendment thereto dated as of April 29, 2002 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Company has requested that Lenders (i) amend the Credit Agreement to (a) adjust the financial covenants set forth therein, (b) extend the date through which Eligible U.K. Accounts Receivable and Eligible U.K. Inventory may be included in the Revolving Borrowing Base to June 30, 2006 and
(c) make certain other amendments as set forth below and (ii) consent to the sale of substantially all of the assets of Hamilton Precision Metals, L.P. ("HPM") by HPM to HP Holding Corp. ("HHC") and the other transactions contemplated by that certain Asset Purchase Agreement dated as of October 4, 2002 by and among Company, HPM and HHC.

            NOW, THEREFORE, subject to the terms and conditions of this Amendment and in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            Section 1. AMENDMENTS TO THE CREDIT AGREEMENT RELATING TO HAMILTON ASSET SALE

            1.1 Amendments to Section 1: Provisions Relating to Defined Terms

            A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

            "'Fourth Amendment' means that certain Fourth Amendment and Consent to Credit Agreement dated as of October 31, 2002 among Company, Agent and Lenders."

            "'Fourth Amendment Effective Date' has the meaning assigned to that term in the Fourth Amendment."

            "'Hamilton Asset Purchase Agreement' means that certain Asset Purchase Agreement dated as of October 4, 2002 by and among Company, HPM and HHC, as such agreement may be amended from time to time after the Fourth Amendment Effective Date to the extent permitted under subsection 7.15A."

            "'Hamilton Asset Sale' means HPM's transfer of its interest in the Assets (as defined in the Hamilton Asset Purchase Agreement) to HHC, in accordance with the Hamilton Asset Sale Documents, and the other transactions contemplated thereby."

            "'Hamilton Asset Sale Documents' means, collectively, (i) the Hamilton Asset Purchase Agreement, (ii) the Assignment and Assumption Agreement dated as of October 31, 2002by and between HPM and HHC, (iii) the Covenant Not to Compete Agreement dated as of October 31, 2002 by and among Company, HPM and HHC, and (iv) any agreement or document entered into by any Loan Party in connection with any of the foregoing, in each case (for clauses (i) through (iv) above) as any such agreement or document may be amended from time to time after the Fourth Amendment Effective Date to the extent permitted by subsection 7.15A."

            "'HHC' means HP Holding Corp., a Delaware corporation."

            "'HPM' means Hamilton Precision Metals, L.P., a Delaware limited partnership and a Subsidiary of Company."

            "'Purchase Price' has the meaning assigned to that term in the Hamilton Asset Purchase Agreement."

            B. Subsection 1.1 of the Credit Agreement is hereby further amended by inserting the phrase "the Hamilton Asset Sale Documents," after the reference to "the SESCO/Montenay Transaction Documents," appearing in the definition of "Related Agreements."

            C. Subsection 1.3 is hereby amended by adding the following subsection E at the end thereof: "E. At any time that the outstanding principal balance of the Term Loans is reduced below $1,000 in the aggregate, the Term Loans shall be deemed to have been paid in full for the purposes of any provision of the Loan Documents that impose different obligations on Company (other than the obligation to repay the outstanding principal balance of the Term Loans) based upon whether or not there is an outstanding balance on the Term Loans; provided, that if the Fourth Amendment is not executed by all Lenders, then the provisions of the foregoing portion of this sentence will only apply if such provisions would have been an amendment that would have been permitted with the consent of Requisite Lenders (as opposed to all Lenders)."


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

            1.2 Amendments to Section 5: Representations and Warranties

            Section 5 of the Credit Agreement is hereby amended by adding thereto at the end thereof the following:

            "5.23 Hamilton Asset Sale.

                  A. Company has delivered to Lenders complete and correct
            copies of the Hamilton Asset Sale Documents, in each case as in effect as of the Fourth Amendment Effective Date, and of all exhibits and schedules thereto.

                  B. The representations and warranties made by Company and HPM contained in the Hamilton Asset Sale Documents are true, correct and complete in all material respects on and as of the date made or deemed made and Company and HPM have performed in all material respects all agreements and satisfied all conditions which the Hamilton Asset Sale Documents provide shall be performed or satisfied by Company and HPM on or before the Fourth Amendment Effective Date.

                  C. Notwithstanding anything in the Hamilton Asset Sale
            Documents to the contrary, the representations and warranties of Company set forth in subsection 5.23B shall, solely for purposes of this Agreement, survive the Fourth Amendment Effective Date for the benefit of Lenders.

                  D. All Governmental Authorizations and all consents of other
            Persons have been obtained, in each case that are necessary or advisable in connection with the Hamilton Asset Sale, the related financings and the other transactions contemplated by the Hamilton Asset Sale Documents. Each such Governmental Authorization or consent is in full force and effect. All applicable waiting periods have expired without any action being taken or threatened by any competent authority or other Person that would restrain, prevent or otherwise impose adverse conditions on the Hamilton Asset Sale, the related financings and the other transactions contemplated by the Hamilton Asset Sale Documents. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing is pending, and the time for any applicable Government Authority to take action to set aside its consent on its own motion has expired.

                  E. Company and HPM have all requisite corporate or other
            entity power and authority to enter into the Hamilton Asset Sale Documents to which they are a party and to carry out the transactions contemplated by, and perform their respective obligations under, the Hamilton Asset Sale Documents.

                  F. The execution and delivery of the Hamilton Asset Sale
            Documents by Company and HPM and the performance of the Hamilton Asset Sale Documents by Company and HPM have been duly authorized by all necessary corporate or other entity action.


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

                  G. Company and HPM have duly executed and delivered the
            Hamilton Asset Sale Documents to which they are a party and the Hamilton Asset Sale Documents to which they are a party are the legally valid and binding obligations of Company and HPM, enforceable against Company and HPM in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability."

            1.3 Amendments to Section 7: Company's Negative Covenants

            A. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and substituting the following therefor:

                                                                  Minimum
               "Period                                      Consolidated EBITDA
               -------                                      -------------------
Four FQs ending on or about December 31, 2001                   $26,000,000
Four FQs ending on or about March 31, 2002                      $26,000,000
Four FQs ending on or about June 30, 2002                       $26,000,000
Four FQs ending on or about September 30, 2002                  $25,000,000
Four FQs ending on or about December 31, 2002                   $25,000,000
Four FQs ending on or about March 31, 2003                      $25,000,000
Four FQs ending on or about June 30, 2003                       $27,000,000
Four FQs ending on or about September 30, 2003                  $27,000,000
Four FQs ending on or about December 31, 2003                   $29,000,000"
and each four FQ period thereafter

            B. Subsection 7.15A of the Credit Agreement is hereby amended by inserting after the reference "or any SESCO/Montenay Transaction Documents (as in effect on the Third Amendment Effective Date)" appearing therein the phrase "or the Hamilton Asset Sale Documents (as in effect on the Fourth Amendment Effective Date)".

            1.4 Amendments to Section 8: Events of Default

            Subsection 8.17 of the Credit Agreement is hereby amended by deleting the ":" at the end thereof and substituting "; or" therefor and adding the following at the end thereof:

            "8.18 Hamilton Asset Sale.

                  (i) HPC shall not have received from HHC the Closing Date
            Purchase Price (as defined in the Hamilton Asset Purchase Agreement) on the terms and conditions set forth in the Hamilton Asset Sale Documents or (ii) the Hamilton Asset Sale, or any of the other transactions to be consummated on or prior to the


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

            Fourth Amendment Effective Date pursuant to the Hamilton Asset Sale Documents shall not be consummated in any material respect in accordance with this Agreement and the Hamilton Asset Sale Documents on or prior to the Fourth Amendment Effective Date, or the Hamilton Asset Sale or any of the other such transactions shall be unwound, reversed or otherwise rescinded in whole or in material part for any reason (other than any such unwinding, reversal or rescission in material part that could not adversely affect any Loan Party, Agent or any Lenders):".

            1.5 Amendment of Schedules

            Schedule 1(h) to the Security Agreement is hereby amended by adding thereto "Hamilton Asset Sale Documents" under the heading "Assigned Agreements".

            Section 2. AMENDMENTS TO THE CREDIT AGREEMENT RELATING TO ELIGIBLE U.K. ACCOUNTS RECEIVABLE AND ELIGIBLE U.K. INVENTORY

            2.1 Amendments to Section 1: Provisions Relating to Defined Terms

            A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the reference to "June 30, 2002" contained in the proviso to the definition of "Eligible U.K. Accounts Receivable" and substituting "June 30, 2006" therefor.

            B. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the reference to "June 30, 2002" contained in the proviso to the definition of "Eligible U.K. Inventory" and substituting "June 30, 2006" therefor.

            2.2 Amendments to Section 6: Company's Affirmative Covenants

            A. Subsection 6.10E of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor: "At least once each Fiscal Year and in any event at the discretion of Agent upon the occurrence of an Event of Default or a Potential Event of Default, Agent shall be entitled to obtain at Company's expense, and Company shall cooperate fully with Agent in obtaining, appraisals of machinery and equipment and Real Property Assets described in Schedules 1.1A and 1.1B annexed hereto, Inventory and other Collateral in form, scope and substance satisfactory to Agent.".

            B. Subsection 6.10F of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: "In addition to the foregoing, at least once each Fiscal Year and in any event at the discretion of Agent upon the occurrence of an Event of Default or a Potential Event of Default, Agent shall be entitled to obtain at Company's expense, and Company shall cooperate fully with Agent in obtaining, an appraisal of the Inventory of the U.K. division of Contico and a collateral examination report of the Inventory and Accounts of the U.K. division of Contico, in each case in form and substance satisfactory to Agent.".

            Section 3.CONSENT

            3.1 Consent to Hamilton Asset Sale


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

            Subject to the terms and conditions set forth herein and in the Hamilton Asset Sale Documents and in reliance on the representations and warranties of Company contained herein, Lenders hereby consent to the Hamilton Asset Sale by HPM for the Purchase Price; provided that no later than the first Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of the Hamilton Asset Sale (including any Cash received by way of deferred payment, including, without limitation, pursuant to the closing purchase price adjustment described in Section 2.2 of the Hamilton Asset Purchase Agreement, the Earnout Amount (as defined in the Hamilton Asset Purchase Agreement) and other amounts received pursuant to
Section 2.1.3 of the Hamilton Asset Purchase Agreement or the Covenant Not to Compete Agreement (as defined in the Hamilton Asset Purchase Agreement) (it being understood that such closing purchase price adjustment, such Earnout Amount, such other amounts and such other payments under such Covenant Not to Compete Agreement shall be deemed to be Net Asset Sale Proceeds in respect of the Hamilton Asset Sale) but only as and when so received), Company shall prepay the Loans in an aggregate amount equal to such Net Asset Sale Proceeds in accordance with subsections 2.4B(iii)(a) and 2.4B(iv)(b)(3) of the Credit Agreement.

            3.2 Limitation of Consent

            Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the consent set forth above shall be limited precisely as written and relate solely to the Hamilton Asset Sale in the manner and to the extent described above, and nothing in this Section 3 shall be deemed to:

            1. constitute a waiver of compliance by Company or any of its Subsidiaries with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the Hamilton Asset Sale or otherwise); or

            2. prejudice any right or remedy that Agent or any Lender may now have (except to the extent that such right or remedy was based upon existing defaults that will not exist after giving effect to this
            Section 3) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

            Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

            3.3 Collateral Releases

            Upon receipt by Agent of Net Asset Sale Proceeds in respect of the Hamilton Asset Sale in an amount not less than $12,500,000.00 and satisfaction of the conditions set forth in Section 4 of this Amendment, Agent shall (and Lenders hereby authorize Agent to), at Company's expense, execute and deliver such reconveyances of its security interest in the property located at 1780 Rohrerstown Road, Lancaster, Pennsylvania granted by HPM to Agent pursuant to that certain Open-End Mortgage, Security Agreement, Absolute Assignment of Rents


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

and Leases and Fixture Filing (Pennsylvania) dated as of June 28, 2001 by and from HPM to Agent as Company may reasonably request. Upon receipt by Agent of Net Asset Sale Proceeds in respect of the Hamilton Asset Sale in an amount not less than $12,500,000.00 and satisfaction of the conditions set forth in Section 4 of this Amendment, Agent hereby authorizes Company (and Lenders hereby authorize Agent to give such authorization), at Company's expense, to file amendments to UCC financing statements in the forms attached hereto as Exhibit
A. Upon receipt by Agent of Net Asset Sale Proceeds in respect of the Hamilton Asset Sale in an amount not less than $12,500,000.00 and satisfaction of the conditions set forth in Section 4 of this Amendment and transfer of account number 021-844-2358 maintained at Fulton Bank from HPM to HHC, Agent shall (and Lenders hereby authorize Agent to), at Company's expense, execute and deliver such termination of that certain Blocked Account Agreement dated as of November 1, 2001 among HPM, Agent and Fulton Bank with respect to such account as Company may reasonably request.

            Section 4.CONDITIONS TO EFFECTIVENESS

            Sections 1, 2 and 3 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Fourth Amendment Effective Date"):

            A. On or before the Fourth Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

            (i) Officer's Certificates of Company, dated a recent date prior to the Fourth Amendment Effective Date, certifying that (a) there has been no change in any of the Loan Parties' Organizational Documents from the date of the Credit Agreement, and (b) the resolutions adopted by the Board of Directors of Company and HPM approving and authorizing the execution, delivery, and performance of this Amendment and the Hamilton Asset Sale Documents are in full force and effect without modification or amendment;

            (ii) Signature and incumbency certificates of the officers of Company and HPM;

            (iii) A good standing certificate of Company and HPM from the Secretary of State of the jurisdiction of its organization, each dated a recent date prior to the Fourth Amendment Effective Date;

            (iv) Twelve (12) executed copies of this Amendment executed by Company and each Credit Support Party;

            (v) Executed copies of the Hamilton Asset Sale Documents (including all schedules, exhibits and amendments thereto), each in form and substance satisfactory to Agent;


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

            (vi) Evidence in form and substance satisfactory to Agent (including without limitation an Officers' Certificate to the effect set forth in clauses (a) - (e) below) that:

                  (a) the Hamilton Asset Sale Documents shall be in full force and effect and shall not have been amended, supplemented, waived or otherwise modified without the consent of Agent;

                  (b) simultaneously with the consummation of the Hamilton Asset
            Sale and the effectiveness of this Amendment, all conditions to the Hamilton Asset Sale set forth in the Hamilton Asset Sale Documents shall have been satisfied in all material respects or the fulfillment of any such conditions shall have been waived with the consent of Agent;

                  (c) simultaneously with the consummation of the Hamilton Asset
            Sale and the effectiveness of this Amendment, the Hamilton Asset Sale shall have occurred in accordance with the Hamilton Asset Sale Documents, as unamended;

                  (d) simultaneously with the consummation of the Hamilton Asset
            Sale and the effectiveness of this Amendment, HPM shall have received the Closing Date Purchase Price (as defined in the Hamilton Asset Purchase Agreement) in an amount not less than $13,500,000.00 in cash; and

                  (e) simultaneously with the consummation of the Hamilton Asset
            Sale and the effectiveness of this Amendment, the calculation of the Net Asset Sale Proceeds received by Company or any of its Subsidiaries on or before the Fourth Amendment Effective Date in respect of the Hamilton Asset Sale and the calculation of the amounts therefrom to be applied to Term Loans and Revolving Loans in accordance with subsection 2.4B(iv)(b)(3) of the Credit Agreement (each of which calculations shall be in form and substance satisfactory to Agent and the total amount to be applied to Term Loans and Revolving Loans shall be not less than $12,500,000.00) shall be as set forth in such Officer's Certificate;

            (vii) An Officers' Certificate of Company, in form and substance satisfactory to Agent, to the effect that the representations and warranties in Section 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date (both before and after giving effect to the Hamilton Asset Sale and this Amendment and any borrowings made on or before the Fourth Amendment Effective Date to repay the Term Loans) to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company and the other Loan Parties shall have performed in all material respects all agreements and satisfied all conditions which this Amendment, the Credit Agreement as amended by this Amendment, and the other Loan Documents provide shall be performed or satisfied by Company and its Subsidiaries on or before the Fourth Amendment Effective Date except as otherwise disclosed to and agreed to in writing by Agent; and


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

            (viii) if the Fourth Amendment Effective Date occurs on or after November 1, 2002, a Borrowing Base Certificate dated as of October 25, 2002 (after giving pro forma effect to the Hamilton Asset Sale), together with any additional schedules and other information as Agent may reasonably request (which Borrowing Base Certificate shall be deemed to be described in (and delivered pursuant to) subsection 6.1(xviii) of the Credit Agreement.

            B. On or before the Fourth Amendment Effective Date, Company shall have made arrangements, in form and substance satisfactory to Agent, for the Net Asset Sale Proceeds received by Company or any of its Subsidiaries on or before the Fourth Amendment Effective Date in respect of the Hamilton Asset Sale to be paid to Lenders in accordance with subsection 2.4B(iii)(a) of the Credit Agreement.

            C. At least one Business Day before the Fourth Amendment Effective Date (or three Business Days before the Fourth Amendment Effective Date if any Eurodollar Rate Loans are being prepaid), Company shall have given written notice to prepay on the Fourth Amendment Effective Date all of the outstanding Term Loans outstanding as of the Fourth Amendment Effective Date (after giving effect to the application of the Net Asset Sale Proceeds received by Company or any of its Subsidiaries on the Fourth Amendment Effective Date in respect of the Hamilton Asset Sale) and on or before the Fourth Amendment Effective Date, Company shall have made arrangements in form and substance satisfactory to Agent for such prepayment (which arrangements shall include, if the source of such prepayment will be the proceeds of new Revolving Loans, the timely giving of a Notice of Borrowing by Company for such Revolving Loans and evidence showing the ability of Company to borrow such Revolving Loans on the Fourth Amendment Effective Date).

            D. On or before the Fourth Amendment Effective Date, Requisite Lenders shall deliver to Agent copies of this Amendment executed by Requisite Lenders.

            E. On or before the Fourth Amendment Effective Date, Lenders and their respective counsel shall have received copies of all opinions issued by counsel to any party to the Hamilton Asset Sale Documents or issued to any party to the Hamilton Asset Sale Documents relating to any transactions occurring on or about the Fourth Amendment Effective Date pursuant to any of the Hamilton Asset Sale Documents (including, without limitation, the opinions referenced in Exhibits 7.5 and 8.4 of the Hamilton Asset Purchase Agreement), each of which opinions issued by counsel to any Loan Party shall be accompanied by a written authorization from counsel issuing such opinion stating that Agent and Lenders may rely on such opinions as though such opinions were addressed to Agent and Lenders.

            F. On or before the Fourth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.


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

            Section 5. REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

            A. Corporate Power and Authority. Each Loan Party has all requisite corporate or other entity power and authority to enter into this Amendment and each of the Hamilton Asset Sale Documents to which it is a party and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and each of the Hamilton Asset Sale Documents to which it is a party.

            B. Authorization of Agreements. The execution and delivery of this Amendment and each of the Hamilton Asset Sale Documents to which it is a party and the performance of the Amended Agreement and each of the Hamilton Asset Sale Documents to which it is a party have been duly authorized by all necessary corporate or other entity action on the part of each Loan Party. C. No Conflict. The execution, delivery and performance by each Loan Party of this Amendment and each of the Hamilton Asset Sale Documents to which it is a party and the performance by such Loan Party of the Amended Agreement and each of the Hamilton Asset Sale Documents to which it is a party do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Loan Parties, the Organizational Documents of the Loan Parties or any order, judgment or decree of any court or other Government Authority binding on the Loan Parties, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Loan Parties, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Loan Parties (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of the Loan Parties, except for such approvals or consents which will be obtained on or before the Fourth Amendment Effective Date and disclosed in writing to Lenders.

            D. Governmental Consents. The execution, delivery and performance by the Loan Parties of this Amendment and each of the Hamilton Asset Sale Documents to which they are a party and the performance by Loan Parties of the Amended Agreement and each of the Hamilton Asset Sale Documents to which they are a party do not and will not require any Governmental Authorization (other than any Governmental Authorizations obtained on or before the Fourth Amendment Effective Date and disclosed in writing to Lenders).

            E. Binding Obligation. This Amendment and each of the Hamilton Asset Sale Documents to which any Loan Party is a party have been duly executed and delivered by the Loan Parties party thereto and this Amendment, the Amended Agreement and each of the Hamilton Asset Sale Documents to which any Loan Party is a party are the legally valid and binding obligations of such Loan Parties party thereto, enforceable against the Loan Parties in accordance with their respective terms, except as may be limited by bankruptcy, insolvency,


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

reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date (both before and after giving effect to the Hamilton Asset Sale and this Amendment) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. Certain U.K. Collateral Related Matters. Each of the conditions set forth in clauses (1), (2) and (3) in clause (ii) of the proviso in each of the definitions of Eligible U.K. Inventory and Eligible U.K. Accounts Receivable has been satisfied and continues to be satisfied as of the date hereof.

            H. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment and the Hamilton Asset Sale Documents that would constitute an Event of Default or a Potential Event of Default (after giving effect to the consent set forth in Section 3).

            I. No Term Loans Outstanding. After giving effect to the application of the Net Asset Sale Proceeds in respect of the Hamilton Asset Sale and other prepayment of Loans made on or prior to the Fourth Amendment Effective Date, the aggregate outstanding principal balance of the Term Loans shall equal $1.

            Section 6. ACKNOWLEDGEMENT AND CONSENT

            Holdings and each of the Subsidiary Guarantors is a party to certain of the Holdings Guaranty and Subsidiary Guaranty and the Collateral Documents and Company is a party to certain of the Collateral Documents. Company, Holdings and each of the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties," and the Guaranties and Collateral Documents are collectively referred to herein as the "Credit Support Documents."

            Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.


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

            Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment, and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

            Section 7. MISCELLANEOUS

            A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

            (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

            C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

            E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1, 2 and 3 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders and each Credit Support Party and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                   KATY INDUSTRIES, INC.

                                   By:
                                       -----------------------------
                                   Name:  Amir Rosenthal
                                   Title: Vice President


                                   KKTY HOLDING COMPANY, L.L.C. (for
                                   purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Christopher Anderson
                                       Title: Authorized Manager


                                   AETNA LIQUIDATING COMPANY
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   ALL RISK MANAGEMENT SERVICES, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   AMERICAN GAGE & MACHINE COMPANY
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary

                                   ASHFORD HOLDING CORPORATION
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   BACH SIMPSON, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   BLUFF CITY BUILDING CORP.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   CAPACITY MANAGERS INTERNATIONAL,
                                   INC. (for purposes of Section 6 only) as a Credit Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   CHATHAM RESOURCE RECOVERY
                                   SYSTEMS, INC. (for purposes of Section 6 only) as a Credit Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary

                                   CONTICO INTERNATIONAL, L.L.C. (for
                                   purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   DUCKBACK PRODUCTS, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   E-R LIQUIDATING COMPANY, INC. (for
                                   purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   FULTON IRON WORKS COMPANY (for
                                   purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   GC/WALDOM ELECTRONICS, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary

                                   GLIT/DISCO, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   GLIT/GEMTEX, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   GLIT, INC. (for purposes of Section 6 only) as a Credit Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   HALLMARK HOLDINGS, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   HAMILTON PRECISION METALS, L.P.
                                   By:  HPMNC, Inc., its General Partner
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary

                                   HERMANN LOEWENSTEIN, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   HPM OF PENNSYLVANIA, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   HPMNC, INC. (for purposes of Section 6 only) as a Credit Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   JEI LIQUIDATING, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   KATY INTERNATIONAL INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary

                                   KATY INTERNATIONAL, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   KATY OIL COMPANY OF INDONESIA (for
                                   purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   KATY-SEGHERS, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   KATY-TEWEH PETROLEUM COMPANY
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary

                                   K-S ENERGY CORP. (for purposes of Section 6 only) as a Credit Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   MICROTRON ABRASIVES, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   PANHANDLE INDUSTRIAL COMPANY, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   PTR MACHINE CORP.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   PRIMARY COATINGS, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary

                                   PROCESS METALS COMPANY (for purposes
                                   of Section 6 only) as a Credit Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary

                                   SAVANNAH ENERGY CONSTRUCTION COMPANY, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   SAVANNAH ENERGY SYSTEMS COMPANY
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Ernest R. Bennett
                                       Title: President


                                   SIMPSON ELECTRIC BUILDING CO. (for
                                   purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: President

                                   SPIRAL STEP-TOOL COMPANY (for
                                   purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   STERLING-SALEM CORPORATION
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   TTI HOLDINGS, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   TRANS-CONTINENTAL LEATHERS, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary

                                   WABASH HOLDING CORP. (for purposes of
                                   Section 6 only) as a Credit Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   WILEN PRODUCTS, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   WOODS INDUSTRIES, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   WP LIQUIDATING CORP.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary

                                   W. J. SMITH WOOD PRESERVING COMPANY
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary


                                   CRL EXPORT, INC.
                                   (for purposes of Section 6 only) as a Credit
                                   Support Party

                                   By:
                                       -----------------------------
                                       Name:  Amir Rosenthal
                                       Title: Secretary

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS
                                   (formerly Bankers Trust Company),
                                   Individually and as Agent

                                   By:
                                       -----------------------------
                                       Name:  Sebastiano A. Cardone
                                       Title: Director

                                   FLEET CAPITAL,
                                   as a Lender


                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   THE PROVIDENT BANK,
                                   as a Lender


                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   FOOTHILL CAPITAL CORPORATION,
                                   as a Lender


                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   LASALLE BANK NATIONAL
                                   ASSOCIATION, as a Lender and as an Issuing
                                   Lender (with respect to Commercial Letters of Credit)


                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   GMAC COMMERCIAL CREDIT L.L.C.,
                                   as a Lender


                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   US BANK,
                                   as a Lender


                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   UPS CAPITAL CORPORATION,
                                   as a Lender


                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   DEUTSCHE BANK, AG,  New York Branch
                                   as an Issuing Lender (with respect to Standby Letters of Credit)


                                   By:
                                       -----------------------------
                                       Name: Sebastiano A. Cardone

                                    EXHIBIT A

                 [FORM OF AMENDMENTS TO UCC FINANCING STEMENTS]

                         [TO COME FROM COMPANY COUNSEL]


                                      A-1